SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): July 28, 1998





                              CARDINAL HEALTH, INC.
               (Exact Name of Registrant as Specified in Charter)



              OHIO               0-12591                31-0958666
         (State Or Other       (Commission             (IRS Employer
         Jurisdiction Of       File Number)         Identification No.)
         Incorporation)




                 5555 GLENDON COURT, DUBLIN, OHIO            43016
             (Address of Principal Executive Offices)      (Zip Code)




Registrant's telephone number, including area code  (614) 717-5000





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ITEM 5.    OTHER EVENTS.

           On July 28, 1998, Cardinal Health, Inc., an Ohio corporation ("Cardinal"), issued a press release announcing the approval by the Cardinal shareholders of the proposed merger of R.P. Scherer Corporation, a Delaware corporation ("Scherer"), and GEL Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Cardinal, pursuant to which Scherer will become a wholly owned subsidiary of Cardinal.



ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit 99.1 Press Release of Cardinal dated July 28, 1998.



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                                   SIGNATURES





           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               CARDINAL HEALTH, INC.



Date: July 29, 1998            By: /s/ George H. Bennett, Jr.
                                  George H. Bennett, Jr.
                                  Executive Vice President,
                                  General Counsel and Secretary






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                                  EXHIBIT INDEX



Exhibit No.     Title
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99.1            Press Release of Cardinal dated July 28, 1998